NEOS Enhanced Income Credit Select ETF
Schedule of Investments
August 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 95.2%		Shares	Value
iShares Broad USD High Yield Corporate Bond ETF(a)		1,229,562	$46,268,418
SPDR Portfolio High Yield Bond ETF(a)		1,877,037	44,748,562
Xtrackers USD High Yield Corporate Bond ETF(a)		1,248,843	46,207,191
TOTAL EXCHANGE TRADED FUNDS (Cost $134,086,103)			137,224,171

PURCHASED OPTIONS - 0.0%(b)	Notional Amount	Contracts
Put Options - 0.0%(b)			$–
S&P 500 Index (c)(d)
Expiration: 09/11/2025; Exercise Price: $5,775.00	$47,805,924	74	12,580
Expiration: 09/11/2025; Exercise Price: $5,875.00	47,805,924	74	15,540
Expiration: 09/11/2025; Exercise Price: $5,925.00	47,805,924	74	17,205
TOTAL PURCHASED OPTIONS (Cost $42,410)			45,325

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 4.9%		Shares
First American Treasury Obligations Fund - Class X, 4.20%(e)		4,387,978	4,387,978
Northern US Government Money Market Fund, 4.01%(e)		2,715,136	2,715,136
TOTAL MONEY MARKET FUNDS (Cost $7,103,114)			7,103,114

TOTAL INVESTMENTS - 100.1% (Cost $141,231,627)			144,372,610
Liabilities in Excess of Other Assets - (0.1)%			(150,188)
TOTAL NET ASSETS - 100.0%			$144,222,422
two			–%
Percentages are stated as a percent of net assets.			–%

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Represents less than 0.05% of net assets.
(c)	Exchange-traded.
(d)	100 shares per contract.
(e)	The rate shown represents the 7-day annualized yield as of August 31, 2025.

NEOS Enhanced Income Credit Select ETF
Schedule of Written Options
August 31, 2025 (Unaudited)

WRITTEN OPTIONS - (0.1)%	Notional Amount	Contracts	Value
Put Options - (0.1)%
S&P 500 Index (a)(b)
Expiration: 09/11/2025; Exercise Price: $6,050.00	$(47,805,924)	(74)	$(25,160)
Expiration: 09/11/2025; Exercise Price: $6,110.00	(47,805,924)	(74)	(31,820)
Expiration: 09/11/2025; Exercise Price: $6,175.00	(47,805,924)	(74)	(45,510)
TOTAL WRITTEN OPTIONS (Premiums received $82,649)			$(102,490)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

NEOS Enhanced Income Credit Select ETF
Notes to Quarterly Schedule of Investments
August 31, 2025 (Unaudited)

Investment Valuation
The Fund discloses the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Fund’s (observable inputs) and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

• Level 1 — Quoted prices in active markets for identical assets that the Fund’s have the ability to access.
• Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$137,224,171	$–	$–	$137,224,171
Purchased Options	–	45,325	–	45,325
Money Market Funds	7,103,114	–	–	7,103,114
Total Investments	$144,327,285	$45,325	$–	$144,372,610

Liabilities:
Written Options	$–	$(102,490)	$–	$(102,490)
Total Written Options	$–	$(102,490)	$–	$(102,490)

Refer to the Schedule of Investments for further disaggregation of investment categories.